[CIK]      0000914670
[NAME]     CORRECTIONAL SERVICES CORPORATION


STATE OF FLORIDA
DEPARTMENT OF JUVENILE JUSTICE

CONTRACT #P7024
Design, Build And Operation Of Moderate Risk And High Risk
Residential Programs
AMENDMENT #001

THIS AMENDMENT is entered into between the State of Florida, Department of Juvenile Justice, hereafter called the "Department", and Correctional Services Corporation, hereinafter called the "Provider", amends Contract P7024 by deleting, as indicated by "strikethrough", and adding as indicated by "underscore", the sections below:

1. DESIGN-BUILD CONSTRUCTION TERMS AND CONDITIONS
Delete
Part B - Section A,
Clause 1.1

The DESIGN-BOLD TEAM The PROVIDER and the DEPARTMENT called the "DESIGN-BUILD TEAM", shall work jointly during design and through final construction completion and shall be available thereafter should additional services be required. The "strikethrough.DESIGN BUILD TEAM" shall provide leadership during the design phase with direction from the DEPARTMENT.

Add
Part B - Section A,
Clause 1.1

The DESIGN-BUILD TEAM The PROVIDER, the Architect/Engineer, the Contractor and the DEPARTMENT called the "DESIGN-BUILD TEAM", shall work jointly during design and through final construction completion and shall be available thereafter should additional services be required. The PROVIDER shall provide leadership during the design phase with direction from the DEPARTMENT.

Add
Part B - Section A,
Clause 1.6

Contractor - Construction services shall be performed by licensed, independent contractor retained by the PROVIDER or furnished by licensed employees of the PROVIDER The person or entity providing construction services shall be referred to as the Contractor. If the Contractor is an independent general contractor, the construction services shall be procured and payments made Pursuant to a separate agreement between the PROVIDER and the Contractor. The construction services are independent of the work or services provided directly by the PROVIDER. The initial Contractor for the Project is Ajax Construction Company, Inc., 251 East Harrison Street, Tallahassee, Florida 32301.

2. PROVIDER'S SERVICES
Delete
Part B - Section A
Clause 2.1

"strikethrough.Services to be provided by the PROVIDER shall include, but not limited to, those described or specified herein.
The services described or specified shall not be deemed to constitute a comprehensive specification having the effect of excluding services not specifically mentioned."

Add
Part B - Section A
Clause 2.1

The PROVIDER shall administer the design and construction of the PROJECT through a licensed Architect/Engineer and a licensed Contractor as defined in Article 1. The Provider is a contract provider of services to juveniles as defined in Part A of this Design/Build/Operate Contract and does not hold itself out as a licensed provider of architectural, engineering, or construction services which require licensure by the State of Florida. However, the PROVIDER has contracted with the DEPARTMENT to provide and administer the design and construction of the PROJECT through licensed professionals and hereby guarantees the design and construction of the project In furtherance of such guarantee, the PROVIDER has supplied the DEPARTMENT with all bonding required pursuant to Section 255.05, Florida Statutes, and agrees to abide by all conditions of those bonds.

Services to be administered by the .PROVIDER shall include, but are not limited to,. Those described herein. The services described or specified shall not be deemed to constitute a comprehensive specification having the effect of specifically mentioned. While the PROVIDER is responsible for the completion of all services described herein, any service specifically described herein may be performed by the Architect/Engineer or Contractor provided those services are obtained at no further cost to the DEPARTMENT. The services required under this contract are:

3.	SUBCONTRACTS

Add
Part B- Section A
Clause 5.1

Definition. - A subcontractor is a person or organization, including the Architect/Engineer and the Contractor, who has a direct contract with the PROVIDER to perform any of the work at the site. Nothing contained in the Contract Document shall create any contractual relation between the DEPARTMENT and any subcontractor.

Add
Part B - Section A
Clause 5.3.2(5)(C)

Each subcontract shall include a provision recognizing that the subcontract is a third party contract for the benefit of the DEPARTMENT. The PROVIDER shall upon the execution of a subcontract, execute and deliver to the DEPARTMENT a Power of Attorney, authorizing the DEPARTMENT in its sole discretion, to act on behalf of the PROVIDER in enforcing or fulfilling the obligations of the subcontract if this contract is terminated. Said authority to act on behalf of the PROVIDER shall not be subject to claims between the DEPARTMENT and the PROVIDER.

This amendment shall become effective June 10, 1997, or the date, or the date on which the amendment has been signed by both parties. All provisions in the contract and any attachments thereof in conflict with this amendment shall be and are hereby changed to conform with this amendment. All provisions in the contract not in conflict with this amendment are still in effect and are to be performed at the level specified in the contract.

This amendment is hereby made a part of the contract.

IN WITNESS WHEREOF, this amendment is executed by the undersigned officials as duly authorized

PROVIDER:                          STATE OF FLORIDA
Corrctional Services               DEPARTMENT OF JUVENILE JUSTICE
 Corporation

SIGNED BY: \s\ James F. Slattery   SIGNED BY: \s\ Rex Uberman
NAME:  James F. Slattery        NAME:  Rex Uberman
Title: President and Chief      TITLE: Deputy Secretary
       Executive Officer               for Operations
DATE:  6/5/97                   DATE: 6/16/97

	RENEWAL IS NOT VALID UNTIL SIGNED AND DATED BY BOTH PARTIES